UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-1776

Name of Registrant: Vanguard Wellesley Income Fund

Address of Registrant:

P.O. Box 2600

Valley Forge, PA 19482

Name and address of agent for service:

Heidi Stam, Esquire

P.O. Box 876

Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2007–March 31, 2008

Item 1: Reports to Shareholders

>  The Investor Shares of Vanguard Wellesley Income Fund returned –1.5% for the six months ended March 31, 2008, a period in which the broad stock market declined –12.4%.

>  The fund’s fixed income holdings, which accounted for almost 65% of fund assets, successfully cushioned the impact of the overall decline in stocks.

>  Wellesley outperformed both its benchmark and the average return of its mutual fund peers.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisor’s Report	7
Fund Profile	11
Performance Summary	15
Financial Statements	16
About Your Fund’s Expenses	32
Glossary	34

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended March 31, 2008
	Ticker	Total
	Symbol	Returns
Vanguard Wellesley Income Fund
Investor Shares	VWINX	–1.5%
Admiral™ Shares[1]	VWIAX	–1.4
Wellesley Composite Index[2]		–2.2
Average Mixed-Asset Target Conservative Fund[3]		–2.9

Your Fund’s Performance at a Glance
September 30, 2007–March 31, 2008
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Wellesley Income Fund
Investor Shares	$22.30	$21.21	$0.510	$0.258
Admiral Shares	54.02	51.38	1.263	0.625

1  A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

2  Made up of unmanaged benchmarks weighted 65% in bonds and 35% in stocks. For bonds: Lehman U.S. Credit A or Better Index. For stocks: the FTSE High Dividend Yield Index.

3  Derived from data provided by Lipper Inc.

Chairman’s Letter

Dear Shareholder,

During a six-month period in which the economy showed signs of a slowdown, the broad stock market took a drubbing, and the bond market was in turmoil, your fund performed relatively well.

Aided by the advisor’s selection of individual securities, Wellesley Income Fund returned –1.5% for its Investor Shares, outperforming its benchmark and peer funds, which returned –2.2% and –2.9%, respectively. The fund’s bonds almost completely offset the impact of the stock market downturn.

Wellesley Income Fund’s 30-day SEC yield was 4.2% for its Investor Shares, and 4.3% for its Admiral Shares, as of March 31.

Stocks of all sorts sank amid credit-market concerns

The broad U.S. stock market declined –12.4% for the six months ended March 31 as investor sentiment turned bearish amid fears of a U.S. recession, the weakening U.S. dollar, and the tightening of global credit markets in reaction to the subprime-mortgage crisis that began in midsummer 2007.

Large-capitalization stocks fared a bit better than small-caps, growth stocks generally outpaced their value-oriented counterparts, and international stocks again outperformed U.S. stocks over the six months; nonetheless, each stock group posted a negative return.

Bond markets were roiled by subprime-mortgage woes

Credit markets seized up as trouble spread from subprime-mortgage-backed securities to other issues. Investors flocked to higher-quality government and corporate bonds, driving U.S. Treasury bond prices higher.

Unlike stocks, the broad taxable bond market pushed forward, posting a total return of 5.2% for the fiscal half-year as lower interest rates depressed yields and bumped up prices. By contrast, tax-exempt municipal bonds returned only 0.7% as fixed income investors moved in droves to Treasuries in search of the highest-quality, most-liquid securities. This, combined with concerns about the financial strength of the insurers backing the highest-quality municipal bonds, pushed municipal yields above those of Treasuries.

In response to the tumult in the credit markets and the deteriorating economic outlook, the Federal Reserve Board reduced its target for the federal funds rate aggressively. The Fed continued a series of rate cuts that began late last summer, ending with a 0.75-percentage-point cut in March. The target rate stood at 2.25% at the end of the period, the lowest level since early 2005.

Market Barometer
	Total Returns
	Periods Ended March 31, 2008
	Six Months	One Year	Five Years[1]
Stocks
Russell 1000 Index (Large-caps)	–12.4%	–5.4%	11.9%
Russell 2000 Index (Small-caps)	–14.0	–13.0	14.9
Dow Jones Wilshire 5000 Index (Entire market)	–12.4	–5.8	12.5
MSCI All Country World Index ex USA (International)	–9.6	2.6	24.0

Bonds
Lehman U.S. Aggregate Bond Index (Broad taxable market)	5.2%	7.7%	4.6%
Lehman Municipal Bond Index	0.7	1.9	3.9
Citigroup 3-Month Treasury Bill Index	1.7	4.2	3.0

CPI
Consumer Price Index	2.4%	4.0%	3.0%

1  Annualized.

Mix of bonds and stocks tempered a market slump

Wellesley Income Fund seeks to maintain a balanced blend of high-quality intermediate-term bonds and blue-chip stocks with above-average dividend yields. The fund’s bonds provided a cushion during the stock market downdraft during the fiscal half-year ended March 31.

The bond portion of the portfolio returned 3.8%, outpacing the 3.5% return posted by its benchmark, the Lehman U.S. Credit A or Better Index. This benchmark-beating return, combined with the portfolio’s emphasis on bonds and other fixed income investments—nearly 65% of assets—almost completely offset the portfolio’s negative stock performance (–10.5%).

Helping drive the performance of Wellesley’s bond portfolio was the advisor’s decision to supplement the fund’s traditional corporate bond portfolio by gradually adding government mortgage-backed securities and government-agency bonds. These issues benefited from the huge surge in investor demand for high-quality investments as the heightened sense of uncertainty created by the subprime-mortgage crisis continued to spread.

Even with a –10.5% return, your fund’s equity portfolio outpaced the –12.1% return of its benchmark, the FTSE High Dividend Yield Index. As you would expect in the wake of the subprime crisis, the financials sector—the fund’s largest—was the biggest negative contributor to the

Annualized Expense Ratios[1]
Your Fund Compared With Its Peer Group
			Average
			Mixed-Asset
			Target
	Investor	Admiral	Conservative
	Shares	Shares	Fund
Wellesley Income Fund	0.25%	0.15%	0.98%

1  Fund expense ratios reflect the six months ended March 31, 2008. Peer-group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2007.

fund’s return on an absolute basis. Skilled stock selection within this sector, which included a large underweighting of Citigroup, was an important factor in allowing the stock portfolio to outperform its benchmark. A drop in performance for energy stocks, which constitute the fund’s second-largest sector on average, was also a major detractor.

Despite the overall market decline, some stocks bucked the trend and produced positive returns. These included U.S. Bancorp, one of the fund’s top-ten holdings; Exelon; Schneider Electric SA, of France; Chunghwa Telecom, of Taiwan; Altria Group; and General Mills, Inc.

Diversification should be part of your investment strategy

This latest report on Wellesley Income Fund reinforces a guiding principle of sound investing: Diversify among asset classes. In the past six months, Wellesley’s bond portfolio helped counter the performance of the fund’s stock holdings. At other times, shareholders have benefited from more dynamic stock returns.

Also key to reducing risk is to broadly diversify within asset classes. Wellesley, with its focus on intermediate-term bonds and large-cap stocks, can serve as the foundation for such a well-diversified portfolio and help you to navigate the ups and downs of the financial markets.

Earl McEvoy, long-standing fund manager, to retire

Earl McEvoy, manager of the bond portion of Wellesley Income Fund, will retire from Wellington Management Company, LLP, on June 30, 2008. For more than 25 years, Earl has served Vanguard shareholders with distinction, managing a number of fixed income and balanced portfolios. He has managed the bond portion of Wellesley Income Fund since 1982. Succeeding Earl will be John Keogh, senior vice president, partner, and fixed income manager at Wellington.

Also on June 30, Jack Ryan, manager of the stock portion of the fund since 1986, will be succeeded by Mike Reckmeyer, vice president and equity portfolio manager at Wellington. Jack will relocate to Wellington Management’s London office, where he will be involved in portfolio management, research, and global investment strategy.

We thank Earl and Jack for their service, and we have great confidence in the experienced professionals who will oversee this portfolio in the future.

Bill McNabb recently named president of Vanguard

As I close this report to you, it’s my pleasure to introduce the fund’s new president, F. William McNabb III. Bill is a man of great character and integrity who is intimately familiar with all aspects of Vanguard—from how we serve our clients to how we invest for our clients.

Bill and I have worked together very closely for more than two decades. I’m thrilled that the fund’s board elected him president, effective March 1, and designated him to succeed me as chief executive officer, a role he will assume within a year, after an orderly transition.

Bill and the rest of our team will serve you and our other clients extremely well in the years ahead.

Thank you for entrusting your assets to Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

April 11, 2008

Advisor’s Report

Vanguard Wellesley Income Fund beat its composite benchmark for the first six months of the fiscal year ended March 31, 2008. The fund returned –1.5% versus –2.2% for the benchmark.

The fund’s fixed income holdings returned 3.8% and 5.5% for the 6- and 12-month periods, respectively. These returns outpaced the 3.5% and 5.0%, respectively, returned by the fixed income benchmark over the same period.

Wellesley’s stock holdings returned –10.5% and –5.3% for the previous 6 and 12 months, respectively, while the stock portion of the benchmark returned –12.1% and –6.0% for the same periods. Effective August 1, 2007, the fund changed the stock component of the Wellesley Composite Index. The benchmark’s new stock component, the FTSE High Dividend Yield Index, carries the same 35% weighting in the composite index as the previous blended stock component, which comprised the S&P 500/Citigroup Value Index (75%), the S&P Utilities Index (12.5%), and the S&P Integrated Telecommunication Services Index (12.5%). The bond component of the composite index is still represented by the Lehman U.S. Credit A or Better Index, an intermediate-maturity index of high-quality corporate bonds, and its 65% weighting remains unchanged.

Investment environment

In the fixed income markets, the Federal Reserve Board revised its playbook and took unique actions to supply liquidity. The Fed continued to create liquidity whenever pressure points occurred in the money markets. Despite the inflationary concerns created by the rising prices of oil, gold, and other commodities, which reflected the increase in liquidity as well as global demand, the yields of long-term U.S. Treasury bonds declined. Risk premiums for corporate bonds widened, but absolute yields did not change, because Treasury yields declined substantially.

Over the last 12 months, bond investors were no longer complacent about risk as problems in the mortgage market—an asset class that rarely causes any concerns—infected municipal and corporate bonds. The yields on municipal bonds soared, as did risk premiums on lower-quality corporate bonds. These levels usually reflect high default rates, even though, surprisingly, default rates for municipal and corporate debt have not risen sharply. Instead, poor loan-repayment problems occurred in the mortgage and consumer markets.

The widening of risk premiums reflects an ongoing credit contraction. The crisis that began as a subprime-loan problem has continued to expand, resulting in significant losses among financial institutions. The reluctance to lend on the part of these institutions has led to a slowing economy. The hesitation to lend will eventually dissipate, at a price, but it may take 12 months or more before the deleveraging and cleansing of delinquent borrowers plays out.

The consumer is under considerable pressure on several fronts. Inflationary pressures are boosting food, energy, and medical costs. Declining housing prices are reducing home-equity values, and unemployment rates are moving higher. The federal government was late in identifying these problems, but it has realized the severity of the downturn and has taken action that will hopefully stimulate the economy. More action may still be needed.

Outside the United States, economic growth is bifurcated among regions. Developed economies, such as those in Europe and Japan, are seeing slower gross domestic product growth. But emerging markets have remained resilient, driven by the strength in commodities as well as continued growth in Asia.

The fund’s successes

In Wellesley’s bond portfolio, a modest shift away from corporate credit, particularly brokerage sector issues, contributed to performance. The fund’s relatively long duration positioning was positive over the last six months.

For the stock portfolio, security selection within the financials sector was the major relative contributor to performance. U.S. Bancorp and PNC Financial Services Group were strong contributors, as was our underweighted position in Citigroup. As we discussed in previous letters, we began positioning the portfolio 18 months ago to counter a more difficult environment in the financial services sector. This strategy has served us well as we have attempted to invest in companies with attractive valuations, high dividend yields, and manageable subprime exposures. We remain cautious about the sector.

The fund’s overweighted position and security selection within the utilities sector also benefited relative performance. FPL was once again our best-performing stock in the sector due to its strong growth outlook. This performance was driven by the company’s valuable renewable energy assets and expected benefits from the potential implementation of a carbon tax.

Exelon also benefited from higher energy prices, which should boost profitability at its nuclear power plants.

The fund’s shortfalls

In the bond portion of the fund, yield-curve positioning detracted from performance because the fund’s intermediate-term bonds performed better than long-term bonds as the Fed continued to ease monetary policy by pushing short-rates lower.

Energy was one of the worst-performing sectors in the fund’s stock portion due to our overweighted position and unfavorable stock selection. An underweighting of the consumer staples and industrials sectors also detracted from performance, as did poor stock selection in materials. More specifically, Packaging Corp. of America’s stock lagged due to higher costs as well as growing macroeconomic concerns.

The fund’s positioning

With regard to the bond portfolio, we expect economic activity to trend lower and for the Fed to keep reducing short-term rates. We think that intermediate-term and long-term rates will fall as economic data releases suggest a slowing economy. The market’s concern about future inflation will continue to take a backseat to worries about the health of the overall economy.

With our belief that intermediate-term and long-term rates will continue to decline, we are lengthening the portfolio’s duration and are using long Treasury bonds to achieve this. Investment-grade corporate debt is becoming more attractive, even though corporate credit markets are becoming riskier as profit growth slows and credit availability is limited. This increased corporate credit risk is offset by the freedom from the constant risk of leveraged buyouts. We purchase only investment-grade, U.S. dollar-denominated bonds with an emphasis on stable-to-improving credit fundamentals.

In the stock portion of the fund, we continue to overweight the energy sector because of attractive valuations and high dividend yields. We have also overweighted the utilities sector because of its favorable total-return characteristics. We continue to underweight the consumer discretionary sector, given the financial pressures on the U.S. consumer. The fund had no technology exposure as of March 31, because of the lack of attractively priced dividend-paying stocks.

The dominant theme that guides the fund’s investment strategy is our commitment to provide shareholders with an attractive level of income by investing in high-quality securities. In general, the fund’s performance is quite sensitive to the direction of interest rates because of its sizable weighting in bonds and meaningful weighting in high-yielding, interest-rate-sensitive stocks.

Portfolio changes

Our purchases in the stock portfolio reflect bottom-up stock selection consistent with our diversified investment approach. Among our largest new purchases were integrated oil producers BP and Total, auto parts distributor Genuine Parts, and French electrical equipment company Schneider Electric. BP has improving fundamentals and an attractive dividend yield, and Total has a strong production growth profile coupled with high technical expertise.

Genuine Parts has a strong balance sheet, and Schneider Electric has a strong share in its markets; both companies have attractive dividend yields.

Respectfully,

Earl E. McEvoy

Senior Vice President and Partner

John C. Keogh

Senior Vice President and Partner

John R. Ryan

Senior Vice President and Partner

W. Michael Reckmeyer, III

Vice President

Wellington Management Company, LLP

April 14, 2008

Fund Profile

As of March 31, 2008

Total Fund Characteristics
Fund
Yield[1]
Investor Shares	4.2%
Admiral Shares	4.3%
Turnover Rate	29%[2]
Expense Ratio
Investor Shares	0.25%[2]
Admiral Shares	0.15%[2]
Short-Term Reserves	0.9%

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Fund	Index[3]	Index[4]
Consumer Discretionary	2.3%	6.4%	9.4%
Consumer Staples	14.8	13.9	9.6
Energy	12.2	6.1	12.7
Financials	23.5	24.2	17.7
Health Care	8.9	12.2	11.7
Industrials	8.4	15.4	12.2
Information Technology	0.0	1.3	15.6
Materials	7.7	5.1	4.1
Telecommunication
Services	8.2	6.6	3.1
Utilities	14.0	8.8	3.9

Total Fund Volatility Measures[5]
	Fund Versus	Fund Versus
	Composite Index[6]	Broad Index[4]
R-Squared	0.90	0.37
Beta	0.91	0.21

Ten Largest Stocks[7] (% of equity portfolio)

General Electric Co.	industrial
	conglomerate	5.1%
Chevron Corp.	integrated oil
	and gas	5.0
FPL Group, Inc.	electric utilities	4.8
AT&T Inc.	integrated
	telecommunication
	services	4.2
Bank of America Corp.	other diversified
	financial services	4.1
U.S. Bancorp	diversified banks	3.9
PNC Financial
Services Group	regional banks	3.6
BP PLC ADR	integrated oil
	and gas	3.3
Kimberly-Clark Corp.	household products	3.0
Total SA ADR	integrated oil
	and gas	2.8
Top Ten		39.8%
Top Ten as % of Total Net Assets		14.8%

Fund Asset Allocation

1  30-day SEC yield. See the Glossary on pages 34–35.

2  Annualized.

3  FTSE High Dividend Yield Index.

4  Dow Jones Wilshire 5000 Index.

5  For an explanation of R-squared, beta, and other terms used here, see the Glossary on pages 34–35.

6  Wellesley Composite Index, weighted 65% in bonds and 35% in stocks. For the period covered by the volatility measures, the bond component is the Lehman U.S. Credit A or Better Index. The stock component included the S&P 500/Barra Value Index (26% of the overall benchmark), the S&P Utilities Index (4.5%), and the S&P Integrated Telecommunications Services Index (4.5%) until July 1, 2006, when the S&P 500/Barra Value Index was replaced by the S&P 500/Citigroup Value Index. As of August 1, 2007, the three stock indexes were replaced by the FTSE High Dividend Yield Index.

7  “Ten Largest Stocks” excludes any temporary cash investments and equity index products.

Equity Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	54	577	4,811
Median Market Cap	$53.2B	$56.2B	$33.8B
Price/Earnings Ratio	12.6x	15.2x	16.9x
Price/Book Ratio	2.3x	2.1x	2.4x
Dividend Yield	4.0%	3.7%	2.0%
Return on Equity	20.4%	19.8%	19.5%
Earnings Growth Rate	15.8%	13.2%	20.0%
Foreign Holdings	5.9%	0.0%	0.0%

Fixed Income Characteristics
		Comparative	Broad
	Fund	Index[3]	Index[4]
Number of Bonds	289	2,003	9,175
Yield to Maturity	5.1%[5]	5.2%	4.6%
Average Coupon	5.9%	5.7%	5.4%
Average Effective
Maturity	10.9 years	9.5 years	7.0 years
Average Quality[6]	Aa3	Aa3	Aa1
Average Duration	6.7 years	6.0 years	4.4 years

Sector Diversification[7]
(% of fixed income portfolio)

Asset-Backed/Commercial Mortgage-Backed	0.2%
Finance	29.6
Foreign	8.8
Government Mortgage-Backed	4.7
Industrial	33.8
Treasury/Agency	8.4
Utilities	9.4
Other	5.1

Distribution by Credit Quality[6]
(% of fixed income portfolio)

Aaa	24.3%
Aa	27.7
A	33.3
Baa	14.3
Other	0.4

Investment Focus

Investment Focus

1  FTSE High Dividend Yield Index.

2  Dow Jones Wilshire 5000 Index.

3  Lehman U.S. Credit A or Better Index.

4  Lehman U.S. Aggregate Bond Index.

5  Before expenses.

6  Moody’s Investors Service.

7  The mortgage-backed securities sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 1997—March 31, 2008

	Wellesley Income Fund			Composite
	Investor Shares			Index[1]
Fiscal	Capital	Income	Total	Total
Year	Return	Return	Return	Return
1998	8.1%	5.8%	13.9%	12.8%
1999	–5.3	5.0	–0.3	3.2
2000	2.5	5.8	8.3	9.3
2001	7.6	5.3	12.9	2.6
2002	–4.4	4.7	0.3	–4.8
2003	6.1	4.6	10.7	14.4
2004	4.2	4.4	8.6	9.3
2005	2.8	4.1	6.9	7.0
2006	3.2	4.4	7.6	7.7
2007	4.7	4.5	9.2	9.3
2008[2]	–3.8	2.3	–1.5	–2.2

Average Annual Total Returns: Periods Ended March 31, 2008
						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Investor Shares[3]	7/1/1970	1.86%	7.44%	1.77%	4.78%	6.55%
Admiral Shares	5/14/2001	1.93	7.55	1.83[4]	4.65[4]	6.48[4]

1  Bond component (65% weighting) is Lehman U.S. Long Credit AA or Better Index through March 31, 2000, and Lehman U.S. Credit A or Better Index thereafter. Stock component was S&P 500/Barra Value Index (26% weighting), S&P Utilities Index (4.5%), and S&P Telephone Index (4.5%) until January 1, 2002, when the S&P Telephone Index was replaced by the S&P Integrated Telecommunication Services Index. As of July 1, 2006, the S&P 500/Barra Value Index was replaced by the S&P 500/Citigroup Value Index. As of August 1, 2007, the three stock indexes were replaced by the FTSE High Dividend Yield Index.

2  Six months ended March 31, 2008.

3  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

4  Return since inception.

Note: See Financial Highlights tables on pages 27 and 28 for dividend and capital gains information.

Financial Statements (unaudited)

Statement of Net Assets

As of March 31, 2008

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (8.1%)
U.S. Government Securities (0.9%)
	U.S. Treasury Bond	5.000%	5/15/37	100,000	111,813

Agency Bonds and Notes (4.3%)
1	Federal Farm Credit Bank	4.875%	1/17/17	75,000	78,921
1	Federal Home Loan Bank	4.375%	3/17/10	100,000	104,088
1	Federal Home Loan Bank	5.500%	7/15/36	100,000	109,195
1	Federal Home Loan Mortgage Corp.	7.000%	3/15/10	75,000	81,759
1	Federal Home Loan Mortgage Corp.	4.500%	1/15/15	50,000	52,370
1	Federal National Mortgage Assn.	5.125%	7/13/09	50,000	51,851
1	Federal National Mortgage Assn.	7.125%	6/15/10	50,000	55,109
1	Tennessee Valley Auth.	4.375%	6/15/15	35,000	36,541
					569,834
Mortgage-Backed Securities (2.9%)
[1,2]	Federal National Mortgage Assn.	4.500%	12/1/33-10/1/36	99,279	95,598
[1,2]	Federal National Mortgage Assn.	5.500%	5/1/33-2/1/35	45,106	45,666
[1,2]	Federal National Mortgage Assn.	6.000%	10/1/35-12/1/36	63,021	64,607
2	Government National Mortgage Assn.	6.000%	6/15/31-4/15/37	174,407	180,183
					386,054
Total U.S. Government and Agency Obligations (Cost $1,025,328)					1,067,701
Corporate Bonds (44.6%)
Asset-Backed Securities (0.1%)
2	Connecticut RRB Special Purpose Trust	6.210%	12/30/11	12,870	13,461

Finance (18.1%)
	Banking (10.2%)
	Associates Corp. of North America	6.250%	11/1/08	25,000	25,147
	Banc One Corp.	7.750%	7/15/25	25,000	28,168
	Bank of America Corp.	3.250%	8/15/08	14,750	14,767
	Bank of America Corp.	3.375%	2/17/09	27,000	26,956
	Bank of America Corp.	4.875%	1/15/13	43,100	44,126
	Bank of America Corp.	5.375%	6/15/14	25,525	26,332
	Bank of America Corp.	5.625%	10/14/16	22,500	23,231
	BB&T Corp.	6.500%	8/1/11	25,000	26,340
	BB&T Corp.	4.750%	10/1/12	16,000	16,072
	BB&T Corp.	5.250%	11/1/19	19,000	17,900

	Citicorp	6.650%	12/15/10	25,000	27,089
	Citigroup, Inc.	4.125%	2/22/10	12,000	12,008
	Citigroup, Inc.	6.500%	1/18/11	10,000	10,323
	Citigroup, Inc.	6.625%	6/15/32	9,000	8,453
	Citigroup, Inc.	6.000%	10/31/33	15,000	12,685
	Citigroup, Inc.	5.850%	12/11/34	15,000	12,838
	Citigroup, Inc.	6.125%	8/25/36	50,000	44,320
	Credit Suisse First Boston USA, Inc.	6.500%	1/15/12	18,800	19,920
	Credit Suisse First Boston USA, Inc.	5.125%	1/15/14	23,825	23,468
	Credit Suisse First Boston USA, Inc.	4.875%	1/15/15	32,500	31,399
	Credit Suisse First Boston USA, Inc.	7.125%	7/15/32	13,300	14,503
	Fifth Third Bank	4.200%	2/23/10	33,000	33,367
3	HBOS Treasury Services PLC	4.000%	9/15/09	10,000	9,988
3	HBOS Treasury Services PLC	6.000%	11/1/33	19,000	16,578
	HSBC Bank USA	4.625%	4/1/14	13,100	12,796
	HSBC Bank USA	5.875%	11/1/34	21,000	18,659
	HSBC Holdings PLC	7.625%	5/17/32	15,800	17,163
	HSBC Holdings PLC	6.500%	5/2/36	22,000	21,348
	Huntington National Bank	4.375%	1/15/10	16,000	16,065
	J.P. Morgan, Inc.	5.750%	10/15/08	20,000	20,288
	J.P. Morgan, Inc.	6.250%	1/15/09	20,000	20,385
	JPMorgan Chase & Co.	3.500%	3/15/09	12,000	11,997
	JPMorgan Chase & Co.	5.750%	1/2/13	14,000	14,589
	JPMorgan Chase & Co.	5.125%	9/15/14	9,665	9,674
	Mellon Funding Corp.	5.000%	12/1/14	12,000	11,880
3	Mizuho Finance (Cayman)	5.790%	4/15/14	32,000	32,180
3	National Australia Bank	4.800%	4/6/10	21,000	21,912
	National City Bank	5.800%	6/7/17	50,000	42,278
	National City Bank of Pennsylvania	7.250%	10/21/11	22,000	22,481
	National Westminster Bank PLC	7.375%	10/1/09	29,825	31,501
	Northern Trust Co.	4.600%	2/1/13	10,000	10,476
	PNC Bank NA	5.250%	1/15/17	16,000	15,055
	Regions Financial Corp.	7.000%	3/1/11	25,000	26,243
	Republic New York Corp.	5.875%	10/15/08	15,000	15,197
	Royal Bank of Canada	5.650%	7/20/11	20,000	20,991
	Royal Bank of Scotland Group PLC	6.400%	4/1/09	14,000	14,451
	Royal Bank of Scotland Group PLC	5.000%	10/1/14	18,975	18,324
	State Street Corp.	5.375%	4/30/17	55,500	54,819
	SunTrust Banks, Inc.	6.375%	4/1/11	15,000	15,725
	UFJ Finance Aruba AEC	6.750%	7/15/13	20,000	21,284
	US Bank NA	3.900%	8/15/08	20,000	20,002
	US Bank NA	6.375%	8/1/11	25,000	26,649
	US Bank NA	4.950%	10/30/14	12,400	12,463
	Wachovia Bank NA	4.800%	11/1/14	19,640	18,912
	Wachovia Corp.	6.000%	10/30/08	15,000	15,219
	Wachovia Corp.	4.875%	2/15/14	19,250	18,720
	Wachovia Corp.	6.605%	10/1/25	15,000	14,355
	Washington Mutual, Inc.	5.250%	9/15/17	38,000	28,858
	Wells Fargo & Co.	3.500%	4/4/08	17,000	17,000
	Wells Fargo & Co.	3.125%	4/1/09	12,400	12,432
	Wells Fargo Bank NA	7.550%	6/21/10	25,000	27,132
	Wells Fargo Bank NA	5.950%	8/26/36	25,000	24,542
	Wells Fargo Financial	5.500%	8/1/12	34,100	35,619
	World Savings Bank, FSB	4.125%	12/15/09	16,000	15,968
	Brokerage (2.1%)
	Goldman Sachs Group, Inc.	3.875%	1/15/09	30,000	30,151
	Goldman Sachs Group, Inc.	5.250%	10/15/13	29,400	29,627
	Goldman Sachs Group, Inc.	6.125%	2/15/33	20,000	18,332
	Goldman Sachs Group, Inc.	6.450%	5/1/36	25,000	23,101
	Lehman Brothers Holdings, Inc.	4.800%	3/13/14	15,000	13,601
	Merrill Lynch & Co., Inc.	4.125%	1/15/09	27,125	27,097

	Merrill Lynch & Co., Inc.	5.000%	2/3/14	15,000	14,179
	Merrill Lynch & Co., Inc.	6.110%	1/29/37	30,000	23,855
	Morgan Stanley Dean Witter	3.875%	1/15/09	36,000	35,905
	Morgan Stanley Dean Witter	5.300%	3/1/13	37,925	37,492
	Morgan Stanley Dean Witter	7.250%	4/1/32	27,100	27,453

	Finance Companies (1.8%)
	American Express Centurion Bank	4.375%	7/30/09	11,500	11,626
	American Express Co.	5.500%	9/12/16	25,000	24,055
	American Express Co.	6.150%	8/28/17	35,000	35,175
	American General Finance Corp.	4.000%	3/15/11	12,000	11,511
	General Electric Capital Corp.	7.375%	1/19/10	10,000	10,754
	General Electric Capital Corp.	8.125%	5/15/12	10,000	11,373
	General Electric Capital Corp.	5.450%	1/15/13	25,550	26,877
	General Electric Capital Corp.	6.750%	3/15/32	75,000	80,542
	HSBC Finance Corp.	4.750%	7/15/13	12,225	11,821
	International Lease Finance Corp.	5.400%	2/15/12	20,000	19,565

	Insurance (3.4%)
	ACE INA Holdings, Inc.	5.700%	2/15/17	15,000	15,073
	Allstate Corp.	7.500%	6/15/13	20,000	22,745
	Allstate Life Global Funding	4.250%	2/26/10	13,000	13,133
	American International Group, Inc.	4.250%	5/15/13	14,250	13,874
	American International Group, Inc.	6.250%	5/1/36	15,000	14,285
	AXA Financial, Inc.	6.500%	4/1/08	10,000	9,999
	Berkshire Hathaway Finance Corp.	4.125%	1/15/10	48,255	49,287
	Genworth Financial, Inc.	5.125%	3/15/11	17,635	18,064
	Genworth Financial, Inc.	5.750%	5/15/13	10,000	9,983
	Hartford Financial Services Group, Inc.	5.500%	10/15/16	16,665	16,084
	Hartford Financial Services Group, Inc.	6.100%	10/1/41	26,000	22,883
3	Liberty Mutual Insurance Co.	8.500%	5/15/25	21,665	23,434
3	MetLife Global Funding I	4.625%	8/19/10	15,000	15,532
3	MetLife Global Funding I	5.750%	7/25/11	15,000	15,955
3	Metropolitan Life Insurance Co.	7.800%	11/1/25	25,000	29,555
3	New York Life Insurance	5.875%	5/15/33	44,785	43,019
	Principal Life Income Funding	5.125%	3/1/11	18,895	19,543
	Prudential Financial, Inc.	5.800%	6/15/12	29,165	30,670
	Prudential Financial, Inc.	5.100%	9/20/14	12,000	11,775
	Prudential Financial, Inc.	4.750%	6/13/15	21,000	19,860
	UnitedHealth Group, Inc.	5.375%	3/15/16	16,000	15,494
	XL Capital Ltd.	5.250%	9/15/14	16,000	14,052

	Real Estate Investment Trusts (0.4%)
	Brandywine Operating Partnership	5.750%	4/1/12	10,030	9,372
	Health Care Property Investors, Inc.	6.000%	1/30/17	20,000	16,515
	Simon Property Group Inc.	5.875%	3/1/17	25,000	23,586
	Financial Other (0.2%)
3	SovRisc BV	4.625%	10/31/08	25,000	25,390
					2,394,864
Industrial (20.6%)
	Basic Industry (1.7%)
	Alcan, Inc.	4.875%	9/15/12	10,500	10,658
	Alcan, Inc.	4.500%	5/15/13	22,300	22,362
	Alcoa, Inc.	5.720%	2/23/19	33,663	32,606
	Alcoa, Inc.	5.870%	2/23/22	11,337	10,962
	BHP Billiton Finance	4.800%	4/15/13	33,500	33,667
	Dow Chemical Co.	5.750%	12/15/08	50,000	50,523
	E.I. du Pont de Nemours & Co.	4.125%	3/6/13	27,200	27,486
	Monsanto Co.	5.500%	7/30/35	15,000	13,634
	Praxair, Inc.	6.375%	4/1/12	25,000	26,973

	Capital Goods (2.3%)
	Boeing Co.	6.625%	2/15/38	20,950	23,434
	Caterpillar Financial Services Corp.	2.700%	7/15/08	11,800	11,789
	Caterpillar, Inc.	6.950%	5/1/42	15,000	16,853
	General Dynamics Corp.	4.250%	5/15/13	41,100	41,574
	Illinois Tool Works, Inc.	5.750%	3/1/09	25,000	25,636
	John Deere Capital Corp.	4.625%	4/15/09	15,000	15,239
	John Deere Capital Corp.	7.000%	3/15/12	25,000	27,669
	Minnesota Mining & Manufacturing Corp.	6.375%	2/15/28	25,000	27,700
	PACTIV Corp.	8.125%	6/15/17	20,000	22,926
3	Siemens Financieringsmat	5.750%	10/17/16	25,000	25,715
	Tyco International Group SA	6.000%	11/15/13	20,800	21,358
	United Technologies Corp.	7.125%	11/15/10	25,000	27,587
	United Technologies Corp.	4.875%	5/1/15	15,000	15,221

	Communications (6.5%)
	AT&T Inc.	6.250%	3/15/11	15,500	16,255
	AT&T Inc.	6.500%	9/1/37	50,000	49,763
	AT&T Wireless	8.750%	3/1/31	27,000	32,579
	BellSouth Corp.	6.000%	10/15/11	31,000	32,827
	BellSouth Corp.	6.000%	11/15/34	34,000	31,916
	Chesapeake & Potomac Telephone Co.	7.875%	1/15/22	16,000	18,172
	Comcast Cable Communications, Inc.	6.750%	1/30/11	10,000	10,409
	Comcast Corp.	5.300%	1/15/14	21,000	20,764
	Comcast Corp.	6.450%	3/15/37	20,000	18,935
	Comcast Corp.	6.950%	8/15/37	50,000	50,083
3	Cox Communications, Inc.	5.875%	12/1/16	40,000	39,720
	Deutsche Telekom International Finance	8.250%	6/15/30	50,000	60,363
	France Telecom	8.500%	3/1/31	50,000	62,841
	France Telecom	7.750%	3/1/11	24,000	26,202
	Gannett Co., Inc.	6.375%	4/1/12	25,000	25,913
	GTE California Inc.	6.700%	9/1/09	25,000	26,009
	Michigan Bell Telephone Co.	7.850%	1/15/22	25,000	27,849
	New Jersey Bell Telephone Co.	8.000%	6/1/22	14,585	16,693
	News America Inc.	6.200%	12/15/34	11,000	10,324
	Sprint Capital Corp.	8.750%	3/15/32	39,000	33,099
	Telefonica Europe BV	7.750%	9/15/10	25,000	26,922
	Time Warner Cable Inc.	5.850%	5/1/17	80,000	76,481
	Verizon Communications Corp.	5.500%	4/1/17	50,000	49,518
	Verizon Global Funding Corp.	4.375%	6/1/13	14,500	14,326
	Verizon Virginia, Inc.	4.625%	3/15/13	10,800	10,515
	Viacom Inc.	7.700%	7/30/10	26,740	27,955
	Washington Post Co.	5.500%	2/15/09	50,000	50,946

	Consumer Cyclicals (2.1%)
	CVS Corp.	4.875%	9/15/14	12,000	11,841
	CVS Corp.	6.125%	8/15/16	25,000	26,071
	CVS Corp.	5.750%	6/1/17	25,000	25,302
	Lowe’s Cos., Inc.	5.000%	10/15/15	28,125	28,093
	McDonald’s Corp.	5.750%	3/1/12	10,000	10,684
	Target Corp.	6.350%	1/15/11	16,500	17,472
	Target Corp.	5.875%	3/1/12	31,000	32,571
	The Walt Disney Co.	5.625%	9/15/16	20,000	20,911
	Time Warner, Inc.	6.875%	5/1/12	10,000	10,334
	Time Warner, Inc.	5.875%	11/15/16	50,000	47,459
	Wal-Mart Stores, Inc.	6.875%	8/10/09	50,000	52,778

	Consumer Noncyclicals (5.0%)
	Abbott Laboratories	4.350%	3/15/14	20,000	19,970
	Anheuser-Busch Cos., Inc.	6.000%	4/15/11	31,125	33,376
	AstraZeneca PLC	5.900%	9/15/17	50,000	52,937

	Becton, Dickinson & Co.	4.550%	4/15/13	25,900	26,499
	Bestfoods	6.625%	4/15/28	25,000	27,406
3	Cargill Inc.	6.125%	9/15/36	22,000	20,049
3	Cargill Inc.	6.625%	9/15/37	42,830	41,689
	Clorox Co.	4.200%	1/15/10	14,535	14,613
	Coca-Cola Co.	5.750%	3/15/11	45,000	47,939
	Coca-Cola Co.	5.350%	11/15/17	50,000	52,063
	Coca-Cola Enterprises Inc.	5.750%	11/1/08	25,000	25,400
	Eli Lilly & Co.	6.000%	3/15/12	10,000	10,939
	Eli Lilly & Co.	5.500%	3/15/27	20,000	19,754
	GlaxoSmithKline Capital Inc.	4.375%	4/15/14	10,000	10,014
	GlaxoSmithKline Capital Inc.	5.375%	4/15/34	16,055	15,132
	Johnson & Johnson	3.800%	5/15/13	19,895	20,475
	Johnson & Johnson	6.730%	11/15/23	15,000	17,196
	Kimberly-Clark Corp.	6.250%	7/15/18	25,000	27,113
	Kraft Foods, Inc.	5.625%	11/1/11	22,625	23,002
	Pepsico, Inc.	5.150%	5/15/12	50,000	53,003
	Procter & Gamble Co.	6.450%	1/15/26	25,000	27,354
	Procter & Gamble Co.	5.550%	3/5/37	25,000	24,871
2	Procter & Gamble Co. ESOP	9.360%	1/1/21	23,346	29,728
	Schering-Plough Corp.	5.550%	12/1/13	16,985	17,551

	Energy (1.5%)
	Burlington Resources, Inc.	6.500%	12/1/11	25,000	26,957
	ChevronTexaco Corp.	8.625%	4/1/32	25,000	33,823
	ConocoPhillips Canada	5.625%	10/15/16	25,000	26,272
	Devon Financing Corp.	7.875%	9/30/31	15,000	18,506
	Encana Corp.	6.500%	8/15/34	15,000	14,822
	Halliburton Co.	5.500%	10/15/10	15,400	16,059
	Phillips Petroleum Co.	7.000%	3/30/29	11,500	13,261
	Suncor Energy, Inc.	5.950%	12/1/34	28,000	26,757
	Valero Energy Corp.	7.500%	4/15/32	16,600	17,231
	Technology (0.8%)
	Cisco Systems Inc.	5.250%	2/22/11	18,200	19,024
	International Business Machines Corp.	5.700%	9/14/17	41,710	43,891
	International Business Machines Corp.	7.000%	10/30/25	25,000	27,877
	Pitney Bowes, Inc.	4.750%	5/15/18	10,000	9,643

	Transportation (0.1%)
	Norfolk Southern Corp.	6.200%	4/15/09	15,000	15,385

	Other (0.6%)
	Dover Corp.	4.875%	10/15/15	20,000	19,748
	Eaton Corp.	5.750%	7/15/12	15,600	16,546
	Eaton Corp.	5.300%	3/15/17	20,000	19,889
	Eaton Corp.	6.500%	6/1/25	10,000	9,911
	Eaton Corp.	5.250%	6/15/35	14,500	12,222
					2,728,364
Utilities (5.8%)
	Electric Utilities (5.7%)
	Alabama Power Co.	5.550%	2/1/17	11,765	12,113
	Baltimore Gas & Electric Co.	5.900%	10/1/16	15,000	14,874
	Carolina Power & Light Co.	6.300%	4/1/38	1,625	1,673
	Consolidated Edison Co. of New York	5.625%	7/1/12	16,205	17,005
	Consolidated Edison Co. of New York	4.875%	2/1/13	9,700	10,117
	Consolidated Edison Co. of New York	6.300%	8/15/37	50,000	50,426
	Duke Energy Carolinas LLC	5.250%	1/15/18	29,190	29,796
	Duke Energy Corp.	6.250%	1/15/12	20,000	21,428
3	EDP Finance BV	6.000%	2/2/18	50,000	51,561
	Exelon Corp.	6.750%	5/1/11	17,500	18,280
	Florida Power & Light Co.	4.850%	2/1/13	12,000	12,503

	Florida Power & Light Co.	6.200%	6/1/36	22,452	23,414
	Florida Power Corp.	6.650%	7/15/11	25,000	27,516
	Georgia Power Co.	5.700%	6/1/17	50,000	52,251
	Indiana Michigan Power Co.	6.050%	3/15/37	20,000	17,575
	MidAmerican Energy Holdings Co.	6.500%	9/15/37	35,000	35,294
	National Rural Utilities Cooperative Finance Corp.	7.250%	3/1/12	40,000	43,771
	National Rural Utilities Cooperative Finance Corp.	4.750%	3/1/14	12,000	12,074
	NiSource Finance Corp.	6.400%	3/15/18	50,000	49,426
	NStar Electric Co.	4.875%	10/15/12	20,800	21,602
	Oklahoma Gas & Electric Co.	6.500%	4/15/28	10,000	10,242
	PECO Energy Co.	4.750%	10/1/12	12,000	12,348
	SCANA Corp.	6.875%	5/15/11	25,000	26,645
	SCANA Corp.	6.250%	2/1/12	28,930	30,495
	Southern California Edison Co.	5.000%	1/15/14	11,800	12,140
	Southern Co.	5.300%	1/15/12	20,000	21,056
	Southwestern Electric Power	5.550%	1/15/17	20,000	19,795
	Virginia Electric & Power Co.	4.750%	3/1/13	16,350	16,901
	Virginia Electric & Power Co.	5.950%	9/15/17	50,000	52,969
	Wisconsin Electric Power Co.	5.700%	12/1/36	13,825	13,051
	Wisconsin Power & Light Co.	5.700%	10/15/08	12,650	12,722

	Natural Gas (0.1%)
3	Duke Energy Field Services	6.450%	11/3/36	9,375	8,811
					759,874
Total Corporate Bonds (Cost $5,882,797)					5,896,563
Sovereign Bonds (U.S. Dollar- Denominated) (5.4%)
	Asian Development Bank	4.500%	9/4/12	40,000	42,606
	BK Nederlandse Gemeenten	6.000%	3/26/12	50,000	55,516
3	Corporacion Nacional del Cobre	6.150%	10/24/36	18,710	18,514
	European Investment Bank	4.000%	3/3/10	20,000	20,750
	European Investment Bank	4.625%	5/15/14	54,000	56,625
	European Investment Bank	4.625%	10/20/15	15,000	15,777
	Export Development Canada	4.625%	4/1/10	50,000	52,671
	International Bank for
	Reconstruction & Development	4.125%	6/24/09	11,800	12,010
	Japan Bank International	4.750%	5/25/11	35,000	37,100
	Kreditanstalt fur Wiederaufbau	4.125%	10/15/14	22,000	22,695
	Landwirtschaftliche Rentenbank	4.125%	7/15/08	67,000	67,414
	Oesterreichische Kontrollbank	4.500%	3/9/15	17,000	18,224
	Province of Manitoba	4.450%	4/12/10	20,000	20,567
	Province of New Brunswick	5.200%	2/21/17	30,000	32,954
	Province of Ontario	5.000%	10/18/11	20,000	21,378
	Province of Ontario	4.950%	6/1/12	50,000	53,913
	Province of Ontario	5.125%	7/17/12	25,000	26,843
	Province of Ontario	4.500%	2/3/15	40,000	41,430
	Province of Quebec	6.125%	1/22/11	19,500	21,132
	Province of Quebec	5.125%	11/14/16	20,000	21,447
	Quebec Hydro Electric	6.300%	5/11/11	50,000	54,814
Total Sovereign Bonds (Cost $677,120)					714,380
Taxable Municipal Bonds (3.1%)

Illinois (Taxable Pension) GO	4.950%	6/1/23	21,275	21,696
Illinois (Taxable Pension) GO	5.100%	6/1/33	135,000	133,812
New Jersey Econ. Dev. Auth. State Pension Rev.	7.425%	2/15/29	46,080	55,562
North Carolina Duke Univ. Rev.	5.850%	4/1/37	62,165	65,094
Oregon School Board Assn.	4.759%	6/30/28	15,000	13,270
President and Fellows of Harvard College	6.300%	10/1/37	68,000	73,962
Southern California Public Power Auth.	6.930%	5/15/17	30,000	35,735
Wisconsin Public Service Rev.	5.700%	5/1/26	9,000	9,880
Total Taxable Municipal Bonds (Cost $394,221)				409,011

		Market
		Value•
	Shares	($000)
Common Stocks (37.1%)
Consumer Discretionary (0.9%)
Genuine Parts Co.	1,757,600	70,691
McDonald’s Corp.	794,200	44,293
		114,984
Consumer Staples (5.5%)
Kimberly-Clark Corp.	2,290,400	147,845
Kellogg Co.	2,637,500	138,627
Philip Morris
International Inc.	2,390,700	120,922
General Mills, Inc.	1,421,800	85,137
Altria Group, Inc.	2,390,700	53,073
Unilever NV ADR	1,559,100	52,588
Kraft Foods Inc.	1,634,885	50,698
ConAgra Foods, Inc.	1,988,900	47,634
Diageo PLC ADR	353,000	28,706
		725,230
Energy (4.5%)
Chevron Corp.	2,873,000	245,239
BP PLC ADR	2,678,200	162,433
Total SA ADR	1,882,500	139,324
Royal Dutch Shell PLC
ADR Class B	787,556	53,066
		600,062
Financials (8.7%)
Bank of America Corp.	5,259,088	199,372
U.S. Bancorp	5,847,000	189,209
PNC Financial
Services Group	2,687,700	176,232
JPMorgan Chase & Co.	3,168,200	136,074
The Allstate Corp.	1,978,700	95,096
Lloyds TSB Group PLC	10,593,098	94,643
Host Hotels &
Resorts Inc. REIT	4,507,000	71,751
The Chubb Corp.	1,321,400	65,383
Bank of New York
Mellon Corp.	1,090,500	45,506
Citigroup, Inc.	1,726,600	36,984
Wells Fargo & Co.	1,153,700	33,573
M & T Bank Corp.	117,100	9,424
		1,153,247
Health Care (3.3%)
Abbott Laboratories	1,727,300	95,261
Bristol-Myers Squibb Co.	3,911,700	83,319
Eli Lilly & Co.	1,422,700	73,397
Pfizer Inc.	3,205,100	67,083

GlaxoSmithKline PLC ADR	1,576,000	66,870
Wyeth	1,255,000	52,409
		438,339
Industrials (3.1%)
General Electric Co.	6,795,900	251,516
Schneider Electric SA	590,271	76,253
Waste Management, Inc.	1,898,300	63,707
R.R. Donnelley & Sons Co.	640,600	19,417
		410,893
Materials (2.8%)
E.I. du Pont de
Nemours & Co.	2,926,700	136,852
Dow Chemical Co.	2,489,100	91,723
PPG Industries, Inc.	1,276,600	77,247
Packaging Corp. of America	2,316,700	51,732
International Paper Co.	724,750	19,713
		377,267
Telecommunication Services (3.1%)
AT&T Inc.	5,399,080	206,785
Verizon
Communications Inc.	2,649,100	96,560
Telefonica SA	2,286,924	65,708
Chunghwa Telecom
Co., Ltd.	1,362,627	35,456
		404,509
Utilities (5.2%)
FPL Group, Inc.	3,729,700	234,001
Southern Co.	2,786,300	99,220
Consolidated Edison Inc.	2,225,700	88,360
American Electric
Power Co., Inc.	1,401,500	58,344
Dominion Resources, Inc.	1,416,100	57,834
Exelon Corp.	664,500	54,004
Entergy Corp.	430,200	46,926
SCANA Corp.	1,275,200	46,647
		685,336
Total Common Stocks
(Cost $4,341,150)		4,909,867

	Face	Market
	Amount	Value•
	($000)	($000)
Temporary Cash Investment (0.9%)
Repurchase Agreement (0.9%)
Lehman Brothers Inc.
1.150%, 4/1/08 (Dated 3/31/08,
Repurchase Value $120,118,000
collateralized by U.S. Treasury
Bond 7.125%, 2/15/23)
(Cost $120,114)	120,114	120,114
Total Investments (99.2%)
(Cost $12,440,730)		13,117,636
Other Assets and Liabilities (0.8%)
Other Assets—Note C		143,339
Liabilities		(38,158)
		105,181
Net Assets (100%)		13,222,817

At March 31, 2008, net assets consisted of:[4]
Amount
($000)
Paid-in Capital	12,330,990
Overdistributed Net Investment Income	(8,594)
Accumulated Net Realized Gains	223,527
Unrealized Appreciation (Depreciation)
Investment Securities	676,906
Foreign Currency	(12)
Net Assets	13,222,817

Investor Shares—Net Assets
Applicable to 367,290,091 outstanding
$.001 par value shares of beneficial interest
(unlimited authorization)	7,789,445
Net Asset Value Per Share—
Investor Shares	$21.21

Admiral Shares—Net Assets
Applicable to 105,751,085 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	5,433,372
Net Asset Value Per Share—
Admiral Shares	$51.38

•  See Note A in Notes to Financial Statements.

1  The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

2  The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

3  Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2008, the aggregate value of these securities was $439,602,000, representing 3.3% of net assets.

4  See Note E in Notes to Financial Statements for the tax-basis components of net assets.

ADR—American Depositary Receipt.

GO—General Obligation Bond. REIT—Real Estate Investment Trust.

Statement of Operations

Six Months Ended
March 31, 2008
($000)
Investment Income
Income
Dividends[1]	90,003
Interest	224,494
Security Lending	126
Total Income	314,623
Expenses
Investment Advisory Fees—Note B
Basic Fee	3,471
Performance Adjustment	195
The Vanguard Group—Note C
Management and Administrative
Investor Shares	6,750
Admiral Shares	2,095
Marketing and Distribution
Investor Shares	763
Admiral Shares	414
Custodian Fees	45
Shareholders’ Reports
Investor Shares	102
Admiral Shares	15
Trustees’ Fees and Expenses	8
Total Expenses	13,858
Expenses Paid Indirectly—Note D	(74)
Net Expenses	13,784
Net Investment Income	300,839
Realized Net Gain (Loss)
Investment Securities Sold	223,481
Foreign Currencies	1,041
Realized Net Gain (Loss)	224,522
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(721,879)
Foreign Currencies	(17)
Change in Unrealized Appreciation (Depreciation)	(721,896)
Net Increase (Decrease) in Net Assets Resulting from Operations	(196,535)

1  Dividends are net of foreign withholding taxes of $141,000.

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	300,839	550,290
Realized Net Gain (Loss)	224,522	235,946
Change in Unrealized Appreciation (Depreciation)	(721,896)	341,395
Net Increase (Decrease) in Net Assets Resulting from Operations	(196,535)	1,127,631
Distributions
Net Investment Income
Investor Shares	(183,423)	(327,220)
Admiral Shares	(130,499)	(219,375)
Realized Capital Gain[1]
Investor Shares	(91,938)	(230,077)
Admiral Shares	(63,823)	(144,879)
Total Distributions	(469,683)	(921,551)
Capital Share Transactions—Note G
Investor Shares	144,340	330,509
Admiral Shares	255,835	754,685
Net Increase (Decrease) from Capital Share Transactions	400,175	1,085,194
Total Increase (Decrease)	(266,043)	1,291,274
Net Assets
Beginning of Period	13,488,860	12,197,586
End of Period[2]	13,222,817	13,488,860

1  Includes fiscal 2008 and 2007 short-term gain distributions totaling $0 and $21,203,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2  Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($8,594,000) and $3,448,000.

Financial Highlights

Investor Shares

	Six Months
	Ended
For a Share Outstanding	March 31,	Year Ended September 30,
Throughout Each Period	2008	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$22.30	$21.95	$21.66	$21.11	$20.25	$19.08
Investment Operations
Net Investment Income	.488	.933	.904	.851	.844	.862
Net Realized and Unrealized Gain (Loss)
on Investments	(.810)	1.015	.673	.592	.871	1.163
Total from Investment Operations	(.322)	1.948	1.577	1.443	1.715	2.025
Distributions
Dividends from Net Investment Income	(.510)	(.926)	(.903)	(.855)	(.855)	(.855)
Distributions from Realized Capital Gains	(.258)	(.672)	(.384)	(.038)	—	—
Total Distributions	(.768)	(1.598)	(1.287)	(.893)	(.855)	(.855)
Net Asset Value, End of Period	$21.21	$22.30	$21.95	$21.66	$21.11	$20.25

Total Return[1]	–1.49%	9.16%	7.61%	6.93%	8.60%	10.74%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,789	$8,038	$7,580	$7,954	$8,851	$8,171
Ratio of Total Expenses to
Average Net Assets[2]	0.25%*	0.25%	0.25%	0.24%	0.26%	0.31%
Ratio of Net Investment Income to
Average Net Assets	4.46%*	4.21%	4.21%	3.98%	4.06%	4.33%
Portfolio Turnover Rate	29%*	21%	19%	18%	23%	28%

1  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2  Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.00%, (0.01%), 0.00%, 0.01%, and 0.01%.

*  Annualized.

Admiral Shares

	Six Months
	Ended
For a Share Outstanding	March 31,	Year Ended September 30,
Throughout Each Period	2008	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$54.02	$53.18	$52.47	$51.16	$49.07	$46.22
Investment Operations
Net Investment Income	1.212	2.312	2.247	2.121	2.099	2.136
Net Realized and Unrealized Gain (Loss)
on Investments	(1.964)	2.454	1.638	1.413	2.113	2.835
Total from Investment Operations	(.752)	4.766	3.885	3.534	4.212	4.971
Distributions
Dividends from Net Investment Income	(1.263)	(2.298)	(2.245)	(2.131)	(2.122)	(2.121)
Distributions from Realized Capital Gains	(.625)	(1.628)	(.930)	(.093)	—	—
Total Distributions	(1.888)	(3.926)	(3.175)	(2.224)	(2.122)	(2.121)
Net Asset Value, End of Period	$51.38	$54.02	$53.18	$52.47	$51.16	$49.07

Total Return	–1.43%	9.25%	7.74%	7.01%	8.72%	10.89%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,433	$5,450	$4,618	$4,027	$1,507	$1,274
Ratio of Total Expenses to
Average Net Assets[1]	0.15%*	0.15%	0.14%	0.14%	0.15%	0.20%
Ratio of Net Investment Income to
Average Net Assets	4.56%*	4.31%	4.32%	4.05%	4.17%	4.43%
Portfolio Turnover Rate	29%*	21%	19%	18%	23%	28%

1  Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.00%, (0.01%), 0.00%, 0.01%, and 0.01%.

*  Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Notes to Financial Statements

Vanguard Wellesley Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended September 30, 2004–2007) and for the period ended March 31, 2008, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to a combined index comprising a bond component, the Lehman Brothers U.S. Credit A or Better Bond Index, and a stock component. The stock component is represented by the S&P 500/Citigroup Value Index, the S&P Utilities Index, and the S&P Integrated Telecommunication Services Index for periods through September 30, 2007, and by the FTSE High Dividend Yield Index beginning October 1, 2007. The benchmark change will be fully phased in by September 2010. For the six months ended March 31, 2008, the investment advisory fee represented an effective annual basic rate of 0.05% of the fund’s average net assets, before an increase of $195,000 based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2008, the fund had contributed capital of $1,141,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 1.14% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended March 31, 2008, these arrangements reduced the fund’s management and administrative expenses by $29,000 and custodian fees by $45,000.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended March 31, 2008, the fund realized net foreign currency gains of $1,041,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to overdistributed net investment income.

At March 31, 2008, the cost of investment securities for tax purposes was $12,440,730,000. Net unrealized appreciation of investment securities for tax purposes was $676,906,000, consisting of unrealized gains of $969,448,000 on securities that had risen in value since their purchase and $292,542,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended March 31, 2008, the fund purchased $1,653,724,000 of investment securities and sold $1,785,745,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $377,178,000 and $81,813,000, respectively.

G. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	March 31, 2008		September 30, 2007
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	605,208	27,791	1,365,244	61,642
Issued in Lieu of Cash Distributions	251,372	11,622	507,823	23,145
Redeemed	(712,240)	(32,617)	(1,542,558)	(69,571)
Net Increase (Decrease)—Investor Shares	144,340	6,796	330,509	15,216
Admiral Shares
Issued	475,809	8,991	1,051,290	19,550
Issued in Lieu of Cash Distributions	162,873	3,109	306,107	5,758
Redeemed	(382,847)	(7,242)	(602,712)	(11,245)
Net Increase (Decrease)—Admiral Shares	255,835	4,858	754,685	14,063

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended March 31, 2008
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Wellesley Income Fund	9/30/2007	3/31/2008	Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$985.15	$1.24
Admiral Shares	1,000.00	985.67	0.74
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.75	$1.26
Admiral Shares	1,000.00	1,024.25	0.76

1  The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.25% for Investor Shares and 0.15% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table on page 32 are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Glossary

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s fixed income holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition on page 33). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

This page intentionally left blank.

This page intentionally left blank.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive
Trustee since May 1987;	Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment
Chairman of the Board and	companies served by The Vanguard Group; Director of Vanguard Marketing Corporation.
Chief Executive Officer
155 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
155 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Emerson U. Fullwood
Born 1948	Principal Occupation(s) During the Past Five Years: Executive Chief Staff and Marketing
Trustee since January 2008	Officer for North America since 2004 and Corporate Vice President of Xerox Corporation
155 Vanguard Funds Overseen	(photocopiers and printers); Director of SPX Corporation (multi-industry manufacturing), of the United Way of Rochester, and of the Boy Scouts of America.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman, President, and
Trustee since December 2001[2]	Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of
155 Vanguard Funds Overseen	the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
155 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and
the University Center for Human Values (1990–2004), Princeton University; Director of
Carnegie Corporation of New York since 2005 and of Schuylkill River Development
Corporation and Greater Philadelphia Chamber of Commerce since 2004; Trustee of the National Constitution Center since 2007.
JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and
Trustee since July 1998	Chief Global Diversity Officer since 2006, Vice President and Chief Information
155 Vanguard Funds Overseen	Officer (1997–2005), and Member of the Executive Committee of Johnson &
Johnson (pharmaceuticals/consumer products); Director of the University Medical
Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance
Trustee since December 2004	and Banking, Harvard Business School; Senior Associate Dean and Director of Faculty
155 Vanguard Funds Overseen	Recruiting, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm); Chair of the Investment Committee of HighVista Strategies LLC (private investment firm) since 2005.

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director
155 Vanguard Funds Overseen	of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and
155 Vanguard Funds Overseen	AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
155 Vanguard Funds Overseen

F. William McNabb III
Born 1957	Principal Occupation(s) During the Past Five Years: President of The Vanguard Group, Inc.,
President since March 2008	and of each of the investment companies served by The Vanguard Group since 2008;
155 Vanguard Funds Overseen	Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group
(1995–2008).

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard
Secretary since July 2005	Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of
155 Vanguard Funds Overseen	The Vanguard Group, and of each of the investment companies served by The Vanguard
Group, since 2005; Director and Senior Vice President of Vanguard Marketing Corporation
since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller	George U. Sauter
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1  Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2  December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Admiral, Connect with Vanguard,
Wellesley, and the ship logo are trademarks of
Direct Investor Account Services > 800-662-2739	The Vanguard Group, Inc.

Institutional Investor Services > 800-523-1036
All other marks are the exclusive property of their
Text Telephone for People	respective owners.
With Hearing Impairment > 800-952-3335
All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
This material may be used in conjunction	guidelines by visiting our website, www.vanguard.com,
with the offering of shares of any Vanguard	and searching for “proxy voting guidelines,” or by
fund only if preceded or accompanied by	calling Vanguard at 800-662-2739. The guidelines are
the fund’s current prospectus.	also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
the 12 months ended June 30. To get the report, visit
either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2008 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q272 052008

Item 2: Not Applicable.

Item 3: Not Applicable.

Item 4: Not Applicable.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a)  Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WELLESLEY INCOME FUND
BY:	(signature)
(HEIDI STAM)
JOHN J. BRENNAN*
CHIEF EXECUTIVE OFFICER

Date: May 13, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WELLESLEY INCOME FUND
BY:	(signature)
(HEIDI STAM)
JOHN J. BRENNAN*
CHIEF EXECUTIVE OFFICER

Date: : May 13, 2008

VANGUARD WELLESLEY INCOME FUND
BY:	(signature)
(HEIDI STAM)
THOMAS J. HIGGINS*
TREASURER

Date: : May 13, 2008

*By Power of Attorney. Filed on January 18, 2008, see File Number 2-29601. Incorporated by Reference.